EXHIBIT 24

POWER OF ATTORNEY

          The undersigned in his or her capacity as a director or officer, or both, of Spartan Stores, Inc., does hereby appoint CRAIG C. STURKEN and DAVID M. STAPLES or either of them, his or her attorneys or attorney, with full power of substitution, to execute in his or her name an Annual Report of Spartan Stores, Inc. on Form 10-K for its fiscal year ended March 26, 2005, and any amendments to that report, and to file it with the Securities and Exchange Commission or other regulatory authority. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

Signature:	/s/ M. Shân Atkins

Print Name:	M. Shân Atkins

Title:	Director

Date:	April 28, 2005

POWER OF ATTORNEY

          The undersigned in his or her capacity as a director or officer, or both, of Spartan Stores, Inc., does hereby appoint CRAIG C. STURKEN and DAVID M. STAPLES or either of them, his or her attorneys or attorney, with full power of substitution, to execute in his or her name an Annual Report of Spartan Stores, Inc. on Form 10-K for its fiscal year ended March 26, 2005, and any amendments to that report, and to file it with the Securities and Exchange Commission or other regulatory authority. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

Signature:	/s/ Gregory P. Josefowicz

Print Name:	Gregory P. Josefowicz

Title:	Director

Date:	April 25, 2005

POWER OF ATTORNEY

          The undersigned in his or her capacity as a director or officer, or both, of Spartan Stores, Inc., does hereby appoint CRAIG C. STURKEN and DAVID M. STAPLES or either of them, his or her attorneys or attorney, with full power of substitution, to execute in his or her name an Annual Report of Spartan Stores, Inc. on Form 10-K for its fiscal year ended March 26, 2005, and any amendments to that report, and to file it with the Securities and Exchange Commission or other regulatory authority. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

Signature:	/s/ Elizabeth A. Nickels

Print Name:	Elizabeth A. Nickels

Title:	Director

Date:	April 29, 2005

POWER OF ATTORNEY

          The undersigned in his or her capacity as a director or officer, or both, of Spartan Stores, Inc., does hereby appoint CRAIG C. STURKEN and DAVID M. STAPLES or either of them, his or her attorneys or attorney, with full power of substitution, to execute in his or her name an Annual Report of Spartan Stores, Inc. on Form 10-K for its fiscal year ended March 26, 2005, and any amendments to that report, and to file it with the Securities and Exchange Commission or other regulatory authority. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

Signature:	/s/ Timothy J. O'Donovan

Print Name:	Timothy J. O'Donovan

Title:	Director

Date:	April 28, 2005

POWER OF ATTORNEY

          The undersigned in his or her capacity as a director or officer, or both, of Spartan Stores, Inc., does hereby appoint CRAIG C. STURKEN and DAVID M. STAPLES or either of them, his or her attorneys or attorney, with full power of substitution, to execute in his or her name an Annual Report of Spartan Stores, Inc. on Form 10-K for its fiscal year ended March 26, 2005, and any amendments to that report, and to file it with the Securities and Exchange Commission or other regulatory authority. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

Signature:	/s/ Kenneth T. Stevens

Print Name:	Kenneth T. Stevens

Title:	Director

Date:	April 26, 2005

POWER OF ATTORNEY

          The undersigned in his or her capacity as a director or officer, or both, of Spartan Stores, Inc., does hereby appoint CRAIG C. STURKEN and DAVID M. STAPLES or either of them, his or her attorneys or attorney, with full power of substitution, to execute in his or her name an Annual Report of Spartan Stores, Inc. on Form 10-K for its fiscal year ended March 26, 2005, and any amendments to that report, and to file it with the Securities and Exchange Commission or other regulatory authority. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

Signature:	/s/ James F. Wright

Print Name:	James F. Wright

Title:	Director

Date:	May 7, 2005

POWER OF ATTORNEY

          The undersigned in his or her capacity as a director or officer, or both, of Spartan Stores, Inc., does hereby appoint CRAIG C. STURKEN and DAVID M. STAPLES or either of them, his or her attorneys or attorney, with full power of substitution, to execute in his or her name an Annual Report of Spartan Stores, Inc. on Form 10-K for its fiscal year ended March 26, 2005, and any amendments to that report, and to file it with the Securities and Exchange Commission or other regulatory authority. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

Signature:	/s/ David M. Staples

Print Name:	David M. Staples

Title:	Executive Vice President and Chief Financial Officer

Date:	April 30, 2005